UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 7, 2023
CEPTON, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39959	27-2447291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
399 West Trimble Road
San Jose, CA 95131
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: 408-459-7579
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common stock, par value $0.00001 per share	CPTN	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for common stock at an exercise price of $11.50 per share, subject to adjustment	CPTNW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Cepton, Inc., a Delaware corporation (the “Company”), held a special meeting of stockholders (the “Special Meeting”) on September 7, 2023. At the Special Meeting, the Company’s stockholders approved the following proposals, which are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 8, 2023. The final voting results for each of the proposals submitted to a stockholder vote at the Special Meeting are as follows:

Proposal No. 1: Approval of a series of sixteen alternative potential amendments to the Company’s Second Amended and Restated Certificate of Incorporation to authorize the Company’s Board of Directors to effect (i) a reverse stock split of the issued shares of our common stock (including shares of common stock held by the Company in treasury), at ratios of 1 share of common stock for each whole number of issued shares of our common stock between five and twenty, which ratio to become effective to be determined by the Board of Directors if the Board of Directors subsequently determines to proceed with the reverse stock split, and (ii) a corresponding reduction in the total number of authorized shares of common stock and corresponding reduction in the total number of shares the Company is authorized to issue (“Proposal No. 1”).

Shares For	Shares Against	Shares Abstained	Broker Non-Votes

101,250,793	456,581	32,017	32,466,546

The Company did not present Proposal No. 2 (approval of a proposal to adjourn the Special Meeting to a later date or time, if necessary, to solicit additional proxies if there were not sufficient votes at the time of the Special Meeting to approve Proposal No. 1) at the Special Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPTON, INC.

Date: September 7, 2023	By:	/s/ Jun Pei
	Name:	Jun Pei
	Title:	President and Chief Executive Officer
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